Acquisitions	12 Months Ended
Dec. 31, 2017
Acquisitions
Acquisitions

Note 4: Acquisitions

During 2017, 2016, and 2015, we completed the acquisitions of Boehringer Ingelheim Vetmedica, Inc.’s U.S. feline, canine and rabies vaccine portfolio and other related assets (BIVIVP), certain rights to Aratana Therapeutics, Inc.’s (Aratana) Galliprant® and Novartis Animal Health (Novartis AH), respectively. These transactions were accounted for as business combinations under the acquisition method of accounting. Under this method, the assets acquired and liabilities assumed were recorded at their respective fair values as of the acquisition date in our combined financial statements. The determination of estimated fair value required management to make significant estimates and assumptions. The excess of the purchase price over the fair value of the acquired net assets, where applicable, has been recorded as goodwill. The results of operations of these acquisitions are included in our combined financial statements from the dates of acquisition.

Boehringer Ingelheim Vetmedica, Inc. Vaccine Portfolio Acquisition

On January 3, 2017, we acquired BIVIVP in a cash transaction for $882.1 million. Under the terms of the agreement, we acquired a manufacturing and research and development site, a U.S. vaccine portfolio including vaccines used for the treatment of bordetella, Lyme disease, rabies and parvovirus, among others.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

Estimated Fair Value at January 3, 2017
Inventories(1)	$108.6
Marketed products(2)	297.0
Property and equipment	148.2
Other assets and liabilities — net	8.2
Total identifiable net assets	562.0
Goodwill(3)	320.1
Total consideration transferred — net of cash acquired	$882.1
(1)

The fair value for inventories include a purchase accounting adjustment to write up the inventory value, which resulted in incremental cost of sales of $42.7 million in 2017. The fair value was determined by estimating the expected sales price of the inventories, reduced for all costs expected to the incurred and a profit on those costs.

(2)	These intangible assets, which are being amortized on a straight‑line basis over their estimated useful lives, were expected to have a weighted average useful life of 10 years.
(3)

The goodwill recognized from this acquisition is attributable primarily to expected synergies from combining the operations of BIVIVP with our legacy business, future unidentified projects and products, and the assembled workforce of BIVIVP. The goodwill associated with this acquisition is deductible for tax purposes.

Our combined statement of operations for the year ended December 31, 2017 included BIVIVP revenues of $216.7 million. We are unable to provide the results of operations attributable to BIVIVP as those operations were substantially integrated into our legacy business.

Had BIVIVP been acquired on January 1, 2016, the unaudited pro forma combined revenues of Elanco and BIVIVP would have been $2.89 billion and $3.14 billion for the years ended December 31, 2017 and 2016, respectively. It is impractical to determine the pro forma impact on loss before tax attributable to BIVIVP for 2017 and 2016.

Galliprant Acquisition

On April 22, 2016, we acquired from Aratana, certain rights to Galliprant, a canine pain treatment for osteoarthritis for a total purchase price of $88.6 million, which consisted of an upfront payment of $45.0 million and contingent consideration of $43.6 million. The contingent consideration represented the fair value of potential future payments to Aratana based on the probability of achieving contingent milestones and royalties. At the time of the acquisition, Galliprant was approved in the U.S. and was still under development outside the U.S.

Under the terms of the agreement, we were granted co‑promotion rights in the U.S. through December 31, 2018, at which time we will control commercialization in the U.S. We received full commercialization rights outside the U.S. The agreement requires payments by us to Aratana associated with certain development, success‑based regulatory and sales‑based milestones and royalties. As of December 31, 2017, Aratana is eligible to receive up to $8.0 million of potential development and success‑based regulatory milestones. Aratana is also eligible to receive up to $75.0 million of potential sales‑based milestones. Aratana is eligible to receive royalties based on a percentage of net sales of Galliprant, dependent on the timing and geography of the net sales. There is no cap on the amount of royalties that may be paid pursuant to this arrangement.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

Estimated Fair Value at April 22, 2016
Deferred tax assets	$15.3
Acquired in-process research and development	31.6
Marketed products(1)	57.0
Deferred tax liabilities	(15.3)
Total consideration	88.6
Less: Contingent consideration	(43.6)
Total cash paid	$45.0
(1)	These intangible assets, which are being amortized on a straight‑line basis over their estimated useful lives, were expected to have a weighted average useful life of 20 years.

Pro forma information has not been included because this acquisition did not have a material impact on the Company’s results of operation for the years ended December 31, 2016 and 2015.

Novartis AH Acquisition

On January 1, 2015, we acquired from Novartis AG all of the shares of certain Novartis subsidiaries and the assets and liabilities of other Novartis subsidiaries that were exclusively related to the Novartis AH business in an all‑cash transaction for a total purchase price of $5.28 billion.

As a condition to the clearance of the transaction under the Hart‑Scott‑Rodino Antitrust Improvements Act, following the closing of the acquisition of Novartis AH, we divested certain animal health assets in the U.S. related to the Sentinel® canine parasiticide franchise to Virbac Corporation for approximately $410 million.

The acquired Novartis AH business consisted of the research and development, manufacture, marketing, sale and distribution of veterinary products to prevent and treat diseases in pets, farm animals and farmed fish. Under the terms of the agreement, we acquired manufacturing sites, research and development facilities, a global commercial infrastructure and portfolio of products, a pipeline of projects in development and employees.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

Estimated Fair Value at January 1, 2015
Inventories(1)	$380.2
Acquired in‑process research and development	298.0
Marketed products(2)	1,953.0
Property and equipment	199.9
Assets held for sale (primarily the U.S. Sentinel rights)	422.7
Accrued retirement benefits	(108.7)
Deferred income taxes	(60.1)
Other assets and liabilities — net	(73.0)
Total identifiable net assets	3,012.0
Goodwill(3)	2,271.1
Total consideration transferred — net of cash acquired	$5,283.1
(1)

The fair value for inventories include a purchase accounting adjustment to write up the inventory value, which resulted in incremental cost of sales of $153.0 million in 2015. The fair value was determined by estimating the expected sales price of the inventories, reduced for all costs expected to the incurred and a profit on those costs.

(2)	These intangible assets, which are being amortized on a straight‑line basis over their estimated useful lives, were expected to have a weighted average useful life of 19 years.
(3)

The goodwill recognized from this acquisition is attributable primarily to expected synergies from combining the operations of Novartis AH with our legacy business, future unidentified projects and products, and the assembled workforce of Novartis AH. Approximately $1.0 billion of the goodwill associated with this acquisition is deductible for tax purposes.